Exhibit 10.5

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”), dated as of August 10, 2020 (the “Execution Date”), is entered into by and between Cannapharmarx Inc., a Delaware corporation (the “Company”), and TRITON FUNDS LP, a Delaware limited partnership (the “Investor”).

RECITALS:

WHEREAS, upon the terms and subject to the conditions contained herein, the Investor shall invest Three Million Dollars ($3,000,000) after an effective registration to purchase the Company’s common stock par value $0.0001 per share (the “Common Stock”);

WHEREAS, such investment will be made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), Rule 506 of Regulation D promulgated by the SEC under the 1933 Act, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to the investment in Common Stock to be made hereunder; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION I

DEFINITIONS

For all purposes of and under this Agreement, the following terms shall have the respective meanings below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“Administrative Fee” shall mean $10,000 payable by the Company to the Investor on the Execution Date; $5,000 to be taken out of the initial Closing.

“Business Day” shall mean any day on which the Principal Market for the Securities is open for trading from the hours of 9:30 am until 4:00 pm.

“Closing” shall mean the date that is no later than six (6) Business Days after a Purchase Notice Date.

“Commitment Period” shall mean the period beginning on the Business Day immediately following the Execution Date and ending on the expiration of this Agreement.

“Investment Documents” shall mean this Agreement and the Registration Rights Agreement.

“Principal Market” shall mean the New York Stock Exchange, the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Markets, whichever is the market on which the Common Stock is listed.

“Purchase Notice” shall mean a written notice sent to the Investor by the Company stating the amount of Securities that the Company intends to sell to the Investor pursuant to the terms of this Agreement.

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“Investment Amount” shall mean the Securities in a Purchase Notice multiplied by eighty percent (80%) of the lowest traded price ten Business Days prior to the Closing.

“Registration Statement” means the registration statement of the Company filed under the 1933 Act covering the Securities issuable hereunder.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities” shall mean the shares of Common Stock issued pursuant to the terms of this Agreement.

SECTION II

PURCHASE AND SALE OF COMMON STOCK

2.1 PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions set forth herein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, a number of Securities having an aggregate value of Three Million Dollars ($3,000,000).

2.2 DELIVERY OF PURCHASE NOTICES. Subject to the terms and conditions herein, and from time to time during the Commitment Period, the Company may, in its sole discretion, deliver a Purchase Notice to the Investor which states the amount of Securities which the Company intends to sell to the Investor on a Closing. The Purchase Notice shall be in the form attached hereto as Exhibit B and incorporated herein by reference. During the Commitment Period, the Company shall not submit a Purchase Notice until the previous Closing has been completed. No Purchase Notice will be made in an amount less than twenty-five thousand dollars ($25,000) or greater than two hundred fifty thousand dollars ($250,000).

2.3 CONDITIONS TO INVESTOR’S OBLIGATION TO PURCHASE SECURITIES. Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Purchase Notice and the Investor shall not be obligated to purchase any Securities at a Closing unless each of the following conditions are satisfied:

i.

a Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times until the Closing with respect to the subject Purchase Notice;

ii.

at all times during the period beginning on the related Purchase Notice and ending on and including the related Closing, the Common Stock shall have been listed or quoted for trading on the Principal Market and shall not have been suspended from trading thereon for a period of two (2) consecutive Business Days during the Commitment Period and the Company shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the Common Stock;

iii.

the Company has complied with its obligations and is otherwise not in breach of or in default under, this Agreement, the Registration Rights Agreement or any other agreement executed between the parties, which has not been cured prior to delivery of the Investor’s Purchase Notice;

iv.

no injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and

v.	the issuance of the Securities will not violate any requirements of the Principal Market.

If any of the events described in clauses (i) through (v) above occurs prior to a Closing, then the Investor shall have no obligation to purchase the Securities set forth in the applicable Purchase Notice.

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2.4 MECHANICS OF PURCHASE OF SECURITIES BY INVESTOR. The Closing of a Purchase Notice shall occur no later than the six Business Days following the receipt by Investor’s custodian of the Securities (the “Purchase Notice Date”). The Investor shall deliver the Investment Amount (less $20,000 for clearing fees) by wire transfer of immediately available funds to an account designated by the Company. In addition, on or prior to such Closing, each of the Company and Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

2.5 LIMITATION ON AMOUNT OF OWNERSHIP. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be entitled to purchase that number of Securities, which when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act), by the Investor, would exceed 4.99% of the number of shares of Common Stock outstanding on the Closing, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

SECTION III

INVESTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS

NO SHORT SALES. No short sales shall be permitted by the Investor or its affiliates during the Commitment Period.

SECTION IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed on the Company’s SEC Documents, the Company represents and warrants to the Investor that:

4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. Both the Company and the companies it owns or controls (“Subsidiaries”) are duly qualified to do business and are in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a change, event, circumstance, effect or state of facts that has had or is reasonably likely to have, a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Investment Documents.

4.2 AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS.

i.	The Company has the requisite corporate power and authority to enter into the Investment Documents and to issue the Securities in accordance with the terms hereof and thereof.

ii.

The execution and delivery of the Investment Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Securities pursuant to this Agreement, have been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

iii.	The Investment Documents have been duly and validly executed and delivered by the Company.

iv.

The Investment Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

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4.3 ISSUANCE OF SHARES. The Company has reserved the amount of Securities included in the Company’s registration statement for issuance pursuant to the Investment Documents, which have been duly authorized and reserved (subject to adjustment pursuant to the Company’s covenant set forth in Section 5.5 below) pursuant to this Agreement. Upon issuance in accordance with this Agreement, the Securities will be validly issued, fully paid for and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. In the event the Company cannot register a sufficient number of Securities for issuance pursuant to this Agreement, the Company will use its best efforts to authorize and reserve for issuance the number of Securities required for the Company to perform its obligations hereunder as soon as reasonably practicable.

4.4 INSURANCE. Each of the Company’s Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for and neither the Company nor its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

4.5 DILUTIVE EFFECT. The Company understands and acknowledges that the number of shares of Common Stock issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the Commitment Period. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Investment Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

4.6 EXCLUSIVITY. The Company shall not pursue a similar transaction with any other party during the Commitment Period.

SECTION V

COVENANTS OF THE COMPANY

5.1 BEST EFFORTS. The Company shall use all commercially reasonable efforts to timely satisfy each of the conditions set forth in this Agreement.

5.2 REPORTING STATUS. Until one of the following occurs, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status, or take an action or fail to take any action, which would terminate its status as a reporting company under the 1934 Act: (i) this Agreement terminates pursuant to Section 8 and the Investor has the right to sell all of the Securities without restrictions pursuant to Rule 144 promulgated under the 1933 Act, or such other exemption, or (ii) the date on which the Investor has sold all the Securities.

5.3 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for general corporate and working capital purposes and acquisitions or assets, businesses or operations or for other purposes that the Board of Directors, in good faith deem to be in the best interest of the Company.

5.4 FINANCIAL INFORMATION. During the Commitment Period, the Company agrees to make available to the Investor via EDGAR or other electronic means the following documents and information on the forms set forth: (i) within five (5) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (iii) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the Financial Industry Regulatory Association, unless such information is material nonpublic information.

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5.5 RESERVATION OF SECURITIES. The Company shall take all action necessary to at all times have authorized, and reserved the amount of Securities included in the Company’s registration statement for issuance pursuant to the Investment Documents. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance as described, the Company shall use all commercially reasonable efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares.

5.6 LISTING. The Company shall promptly secure and maintain the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, such listing of all Registrable Securities from time to time issuable under the terms of the Investment Documents. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one (1) Business Day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.6.

5.7 CORPORATE EXISTENCE. The Company shall use all commercially reasonable efforts to preserve and continue the corporate existence of the Company.

5.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO SUBMIT A PURCHASE NOTICE. The Company shall promptly notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment or supplement to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus.

5.9 TRANSFER AGENT. The Company shall deliver instructions to its transfer agent to issue Securities to the Investor that are issued to the Investor pursuant to the Transaction Documents.

5.10 ACKNOWLEDGEMENT OF TERMS. The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

SECTION VI

EXPIRATION

This Agreement shall expire either upon:

6.1 when the Investor has purchased Three Million Dollars ($3,000,000) in Common Stock pursuant to this Agreement; or

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6.2 June 30, 2020

Any and all shares, or penalties, if any, due under this Agreement shall be immediately payable and due upon expiration of this Agreement.

SECTION VII

INDEMNIFICATION

In consideration of the parties mutual obligations set forth in the Investment Documents, the Company (the “Indemnitor”) shall defend, protect, indemnify and hold harmless the Investor and all of the investor’s shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (I) any misrepresentation or breach of any representation or warranty made by the Indemnitor or any other certificate, instrument or document contemplated hereby or thereby; (II) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Investment Documents or any other certificate, instrument or document contemplated hereby or thereby; or (III) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Investment Documents or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information furnished to Indemnitor which is specifically intended for use in the preparation of any such Registration Statement, preliminary prospectus, prospectus or amendments to the prospectus. To the extent that the foregoing undertaking by the Indemnitor may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Indemnitor may have, and any liabilities the Indemnitor or the Indemnitees may be subject to.

SECTION VIII

GOVERNING LAW; DISPUTES SUBMITTED TO ARBITRATION

8.1 LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in Los Angeles, California State. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Investment Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

8.2 LEGAL FEES; AND MISCELLANEOUS FEES. Except as otherwise set forth in the Investment Documents (including the Administrative Fee but not limited to Section V of the Registration Rights Agreement), each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys’ fees and expenses incurred by either the Company or the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached this Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities.

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8.3 SURVIVAL. The representations and warranties of the Company and the Investor contained in this Agreement shall survive the Closing and the expiration of this Agreement.

8.4 PRICING OF COMMON STOCK. For purposes of this Agreement, the price of the Common Stock shall be as reported by Investor.

SECTION IX

NON-DISCLOSURE OF NON-PUBLIC INFORMATION

The Company shall not disclose non-public information to the Investor.

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of this Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands this Agreement, and the representations made by the undersigned in this Agreement are true and accurate, and agrees to be bound by its terms.

TRITON FUNDS LP

__________

CANNAPHARMARX INC.

__________

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LIST OF EXHIBITS

EXHIBIT A	Registration Rights Agreement

EXHIBIT B	Purchase Notice

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EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”), dated as of August 10, 2020 (the “Execution Date”), is entered into by and between Cannapharmarx Inc., a Delaware corporation (the “Company”), and TRITON FUNDS LP, a Delaware limited liability company (the “Investor”).

RECITALS:

WHEREAS, pursuant to the Common Stock Purchase Agreement entered into by and between the Company and the Investor of this even date (the “CSPA”), the Company has agreed to issue and sell to the Investor a number of shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) up to an aggregate purchase price of Three Million Dollars ($3,000,000);

WHEREAS, as an inducement to the Investors to execute and deliver the CSPA, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the CSPA.

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

“Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

“Registrable Securities” means (i) the shares of Common Stock issued or issuable pursuant to the CSPA, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

“Registration Statement” means the registration statement of the Company filed under the 1933 Act covering the Registrable Securities.

“Investment Documents” shall mean this Agreement and the CSPA between the Company and the Investor as of the date hereof.

All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the CSPA.

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SECTION II

REGISTRATION

2.1 The Company shall, within ten (10) calendar days upon the date of execution of this Agreement, use its commercially reasonable efforts to file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities which would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company’s Common Stock on such date as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the 1933 Act at then prevailing market prices (and not fixed prices).

2.2 The Company shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within thirty (30) calendar days, but no more than ninety (90) calendar days after the Company has filed the Registration Statement.

2.3 The Company agrees not to include any other securities in the Registration Statement covering the Registrable Securities without Investor’s prior written consent which Investor may withhold in its sole discretion. Furthermore, the Company agrees that it will not file any other registration statement for other securities, until thirty calendar days after the Registration Statement for the Registrable Securities is declared effective by the SEC.

2.4 Notwithstanding the registration obligations set forth in this Section 2.1, if the staff of the SEC (the “Staff”) or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (each, an “Additional Registration Statement”).

SECTION III

RELATED OBLIGATIONS

At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to Section 2, the Company will affect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

3.1 The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall use commercially reasonable efforts keep such Registration Statement effective until the earlier to occur of the date on which (A) the Investor shall have sold all the Registrable Securities; or (B) the Investor has no right to acquire any additional shares of Common Stock under the CSPA (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) Trading Days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) Trading Days after notice from the SEC that the Registration Statement may be declared effective. The Investor agrees to provide all information which is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company’s obligations set forth above shall be conditioned on the receipt of such information.

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3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event, within thirty (30) calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely) and subject to SEC rules, regulations and interpretations, assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

3.3 The Company shall make available to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to such Registration Statement; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time to facilitate the disposition of the Registrable Securities. For the avoidance of doubt, any filing available to the Investor via the SEC’s live EDGAR system shall be deemed “available to the Investor” hereunder.

3.4 The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such states in the United States as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (y) subject itself to general taxation in any such jurisdiction or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

3.5 As promptly as practicable after becoming aware of such event, the Company shall notify Investor in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or oto state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Registration Default”) and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Investor on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Investor, a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company’s failure to timely file its financials or otherwise.

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3.6 The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement.

3.7 The Company shall permit the Investor and one (1) legal counsel, designated by the Investor, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Investor (collectively, the “Investor’s Delay”) shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due the Investor from the Company under any and all agreements of any nature or kind between the Company and the Investor. The event(s) of an Investor’s Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Investor.

3.8 INTENTIONALLY LEFT BLANK

3.9 The Company shall hold in confidence and not make any disclosure of information concerning the Investor unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent legally permissible, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

3.10 The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.10.

3.11 The Company shall cooperate with the Investor to facilitate the prompt preparation and delivery the Registrable Securities to be offered pursuant to the Registration Statement and enable such Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor may reasonably request.

3.12 The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

3.13 If reasonably requested by the Investor, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

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3.14 The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to facilitate the disposition of such Registrable Securities.

3.15 The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

3.16 Within three (3) Trading Days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investor, confirmation that such Registration Statement has been declared effective by the SEC.

3.17 The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to the Registration Statement.

SECTION IV

OBLIGATIONS OF THE INVESTOR

4.1 At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor in writing of the information the Company requires from the Investor for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities and the Investor agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and the Investor shall execute such documents in connection with such registration as the Company may reasonably request. The Investor covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the “Plan of Distribution” section of the then current prospectus relating to such Registration Statement.

4.2 The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

4.3 The Investor agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6 or the first sentence of 3.5, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or the first sentence of 3.5.

SECTION V

EXPENSES OF REGISTRATION

All legal expenses, other than underwriting discounts and sales or brokerage commissions and other than as set forth in the CSPA, incurred in connection with registrations including comments, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, and printing fees shall be paid by the Company.

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SECTION VI

INDEMNIFICATION

In the event any Registrable Securities are included in the Registration Statement under this Agreement:

6.1 To the fullest extent permitted by law, the Company, under this Agreement, will, and hereby does, indemnify, hold harmless and defend the Investor who holds Registrable Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which the Investor has requested in writing that the Company register or qualify the Shares (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (I) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6.3 the Company shall reimburse the Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (I) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Investor or of the Investor’s failure to register as a dealer under applicable securities laws; (iv) any omission of the Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Investor or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

6.2 In connection with any Registration Statement in which Investor is participating, the Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the Company’s agents (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is due to the inclusion in the Registration Statement of the written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.3, the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall only be liable under this Section 6.2 for that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

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6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Investor, if the Investor is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effectuated without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

6.4 The indemnity agreements contained herein shall be in addition to (I) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

SECTION VII

CONTRIBUTION

7.1 To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (I) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

SECTION VIII

REPORTS UNDER THE 1934 ACT

8.1 With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell Registrable Securities to the public without registration (“Rule 144”), provided that the Investor holds any Registrable Securities are eligible for resale under Rule 144, the Company agrees to:

a.	make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

b.

file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 5(c) of the CSPA) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.

furnish to the Investor, promptly upon request, (I) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

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SECTION IX

MISCELLANEOUS

9.1

9.2 NO WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

9.3 NO ASSIGNMENTS. The rights and obligations under this Agreement shall not be assignable.

9.4 ENTIRE AGREEMENT/AMENDMENT. This Agreement and the Registered Offering Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Registered Offering Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. The provisions of this Agreement may be amended only with the written consent of the Company and Investor.

9.5 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

9.7 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.8 SEVERABILITY. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

9.9 LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in Los Angeles, California. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Registered Offering Transaction Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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9.10 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Company acknowledges that the rights of the Investor may be enforced by its general partner.

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Registration Rights Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands the Registration Rights Agreement, and the representations made by the undersigned in this Registration Rights Agreement are true and accurate, and agrees to be bound by its terms.

TRITON FUNDS LP

_________

CANNAPHARMARX INC.

__________

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EXHIBIT B

PURCHASE NOTICE

Date __________

TRITON FUNDS LP,

This is to inform you that as of today the Company hereby elects to exercise its right pursuant to this Agreement to require you to purchase __________ Securities. The Company’s wire instructions are as follows:

[Insert Wire Instructions]

Regards,

_________

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